Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the goal of one or more of the funds matches your own.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated April 30, 1996. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact your insurance company.
Shares of each fund may        be purchased    only     by the separate
accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. Particular funds may not be available in your state due to various insurance regulations. Please check with your insurance company for available funds. Inclusion of a fund in this Prospectus which is not available in your state is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.
AN INVESTMENT IN ANY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE $1.00 SHARE PRICE.
LIKE ALL MUTUAL FUNDS   ,
THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION,
NOR HAS THE SECURITIES
AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION
PASSED UPON THE
ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
VIP/VIPII-pro-0496
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
HIGH INCOME PORTFOLIO        MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY
DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "INVESTMENT PRINCIPLES AND RISKS" ON PAGE FOR FURTHER INFORMATION.

VARIABLE
INSURANCE
PRODUCTS
FUNDS
Variable Insurance Products Fund and Variable Insurance Products Fund II (the Trusts) are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. The Trusts currently offer the following funds:
MONEY MARKET FUND
Money Market Portfolio
INCOME FUNDS
Investment Grade Bond Portfolio
High Income Portfolio
ASSET ALLOCATION FUNDS
Asset Manager Portfolio
Asset Manager: Growth Portfolio
GROWTH & INCOME AND GROWTH FUNDS
Equity-Income Portfolio
Index 500 Portfolio
Contrafund Portfolio
Growth Portfolio
Overseas Portfolio
PROSPECTUS
APRIL 30, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
   CONTENTS


KEY FACTS                       THE FUNDS AT A GLANCE

                                WHO MAY WANT TO INVEST

                                FINANCIAL HIGHLIGHTS A summary
                                of each fund's financial data.

THE FUNDS IN DETAIL             CHARTER How each fund is
                                organized.

                                INVESTMENT PRINCIPLES AND RISKS
                                Each fund's overall approach to
                                investing.

                                BREAKDOWN OF EXPENSES How
                                operating costs are calculated and
                                what they include.

                                PERFORMANCE

ACCOUNT POLICIES                DISTRIBUTIONS AND TAXES

                                TRANSACTION DETAILS Share price
                                calculations and how to invest and
                                redeem.

APPENDIX                        Description of Moody's and S&P's
                                Corporate Bond Ratings   ,     and
                                additional information about the
                                S&P 500(registered trademark).

   KEY FACTS


THE FUNDS AT A GLANCE
   The funds contained in this prospectus are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Affiliates of FMR may help choose investments for some of the funds.
MONEY MARKET FUND
   MONEY MARKET PORTFOLIO
GOAL: Income while maintaining a stable $1.00 share price.
   STRATEGY: Invests in high-quality, short-term, U.S. dollar-denominated money market securities of all types.
SIZE: As of December 31, 1995, the fund had over $808 million in assets.
INCOME FUNDS
   INVESTMENT GRADE BOND PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in investment-grade debt securities.
SIZE: As of December 31, 1995, the fund had over $181 million in assets. HIGH INCOME PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in high-yielding debt securities, with an emphasis on lower-quality securities.
SIZE: As of December 31, 1995, the fund had over $   1     billion in
assets.
ASSET ALLOCATION FUNDS
   ASSET MANAGER PORTFOLIO
GOAL: High total return with reduced risk over the long-term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally
be allocated over the long   -    term. This mix will vary over short-term
periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets. Neutral Mix
 Stocks 40%
(can range
from
10-60%)
Row: 1, Col: 1, Value: 20.0
Row: 1, Col: 2, Value: 40.0
Row: 1, Col: 3, Value: 40.0
 Bonds 40%
(can range
from
20-60%)
 Short-term
20%
(can range
from
 0-70%)
SIZE: As of December 31, 1995, the fund had over $   3.3 b    illion
    in assets.
   ASSET MANAGER: GROWTH PORTFOLIO
GOAL: Maximum total return over the long   -    term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally
be allocated over the long   -    term. This mix will vary over short-term
periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets. Neutral Mix
 Stocks 65%
(can range
from
0-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 Bonds 30%
(can range
from
0-100%)
 Short-Term
5%
(can range
from
0-100%)
SIZE: As of December 31, 1995, the fund had over $   68     million
    in assets.
GROWTH & INCOME AND GROWTH FUNDS
   EQUITY-INCOME PORTFOLIO
GOAL: Reasonable income. The fund also considers the potential for capital
appreciation    (increase in the value of fund's shares)    .
STRATEGY: Invests mainly in income-producing equity securities.
SIZE: As of December 31, 1995, the fund had over $   4.8     billion in
assets.
   INDEX 500 PORTFOLIO
GOAL: Total return that corresponds to that of the Standard & Poor's Composite Index of 500 Stocks (S&P 500(registered trademark)).
STRATEGY: Invests in equity securities of companies that compose the S&P 500 and in other instruments that are based on the value of the index.
SIZE: As of December 31, 1995, the fund had over $   245     million in
assets.
   CONTRAFUND PORTFOLIO
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in equity securities of companies that are undervalued or out-of-favor.
SIZE: As of December 31, 1995, the fund had over $   876     million
    in assets.
   GROWTH PORTFOLIO
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in common stocks, although its investments are not restricted to any one type of security.
SIZE: As of December 31, 1995, the fund had over $   4.1     billion in
assets.
   OVERSEAS PORTFOLIO
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities outside of the U.S.
SIZE: As of December 31, 1995, the fund had over $   1.3     billion in
assets.
WHO MAY WANT TO INVEST
The value of each fund's (except Money Market's) investments and, as applicable, the income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Bond prices generally move in the opposite direction from interest rates. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When fund shares are redeemed, they may be worth more or less than their original cost. An investment in any one fund is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a fund will achieve its goal.
MONEY MARKET PORTFOLIO
The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
INVESTMENT GRADE BOND PORTFOLIO
The fund may be appropriate for investors who want high current income from a portfolio of investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. With its focus on medium- to high-quality investments, the fund has a moderate risk level and yield potential.

THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The
funds in this prospectus fall
under one of the following
categories.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(solid bullet) ASSET ALLOCATION Seeks
high total return with reduced
risk through a mix of stocks,
bonds, and short-term
instruments.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
HIGH INCOME PORTFOLIO
The fund is designed for investors who want high current income with some potential for capital growth from a portfolio of lower-quality debt securities and income-producing equity securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
The funds may be appropriate for investors who want to diversify among
domestic and foreign stocks, bonds,        short-term instruments and other
types of securities, in one fund. Asset Manager Portfolio spreads its assets among all three asset classes moderating both its risk and return
potential. On the other hand, Asset Manager: Growth    Portfolio    , while
spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. Performance depends on FMR's skill in allocating assets. Because each fund can invest in bonds and short-term instruments, their returns may not be as high as a fund that invests only in stocks.
EQUITY-INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.
INDEX 500 PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth of capital and current income through a portfolio of securities that broadly represents the U.S. stock market, as measured by the S&P 500. The fund seeks to keep expenses low as it attempts to match the return of the S&P 500.
Because the fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. In this fund, FMR generally will not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
CONTRAFUND PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for an investment approach that follows a contrarian philosophy. This approach focuses on companies that FMR believes are currently out of public favor but show potential for capital appreciation.
GROWTH PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth wherever it may arise,
and who understand        that this strategy often leads to investments in
smaller, less well-known companies. The fund invests for growth and does not pursue an income strategy.
OVERSEAS PORTFOLIO
The fund may be appropriate for investors who want to pursue their
investment goals in markets outside    of     the United States. By
including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests. See "INVESTMENT PRINCIPLES AND RISKS."
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow    and each fund's financial
statements     are included in each fund's Annual Report and have been
audited by either    Coopers & Lybrand L.L.P.     (Money Market, High
Income, Equity-Income, Growth and Overseas) or    Price Waterhouse LLP
    (Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth
and Contrafund)   ,     independent accountants. Their reports on the
financial statements and financial highlights are included in the Annual Reports. The financial statements, the financial highlights, and the reports are incorporated by reference into the funds' SAI, which may be obtained free of charge from your insurance company.
MONEY MARKET PORTFOLIO



    1.Selected Per-Share
 Data and Ratios

 2.Years
ended        1995        1994        1993        1992        1991        1990        1989        1988        1987        1986
 December 31

 3.Net asset
value,       $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
 beginning   0           0           0           0           0           0           0           0           0           0
 of period

 4.Income
from         .057        .042        .032        .038        .059        .078        .087        .071        .063        .065
 Investment
 Operations
  Net interest
 income

 5.Less       (.057)      (.042)      (.032)      (.038)      (.059)      (.078)      (.087)      (.071)      (.063)      (.065)
 Distributions
  From net interest
 income

 6.Net asset
value,       $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
 end of period 0         0           0           0           0           0           0           0           0           0

 7.Total
return A     5.87        4.25        3.23%       3.90        6.09        8.04        9.12        7.39        6.44        6.70
             %           %           B           %           %           %           %           %           %           %

 8.Net assets,
end          $ 809       $ 749       $ 353       $ 301       $ 271       $ 255       $ 143       $ 106       $ 88        $ 65
 of period
(In millions)

 9.Ratio of  .33%        .27%        .22%C       .24%        .38%        .56%        .67%        .60%        .54%        .50%
 expenses to
 average net
 assets

 10.Ratio of
net          5.72        4.32        3.16%       3.85        5.93        7.76        8.70        7.16        6.38        6.52
 interest
income to    %           %                      %           %           %           %           %           %           %
 average net
 assets


 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD.
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
INVESTMENT GRADE BOND PORTFOLIO



 11.Selected Per-Share Data and
 Ratios

 12.Years ended                     1995        1994         1993F       1992        1991        1990        1989        1988D
 December 31

 13.Net asset value,                $ 11.02     $ 11.48      $ 10.97     $ 11.08     $ 9.920     $ 10.14     $ 10.00     $ 10.00
 beginning of period                0           0            0           0                       0           0           0

 14.Income from                    .320        .733         .641        .672        .455        .826        .827        .052
 Investment Operations
  Net investment
 income

 15. Net realized and                1.530       (1.163)      .559        .058        1.165       (.220)      .160        --
  unrealized gain (loss)

 16. Total from                      1.850       (.430)       1.200       .730        1.620       .606        .987        .052
 investment operations

 17.Less Distributions               (.390)      --           (.628)      (.680)      (.460)      (.826)      (.827)      (.052)
  From net investment
 income

 18. In excess of net                --          --           (.002)      --          --          --          --          --
 investment income

 19. From net realized               --          (.010)       (.050)      (.160)      --          --          (.020)      --
 gain

 20. In excess of net                --          (.020)       (.010)      --          --          --          --          --
 realized gain

 21. Total distributions             (.390)      (.030)       (.690)      (.840)      (.460)      (.826)      (.847)      (.052)

 22.Net asset value,                $ 12.48     $ 11.02      $ 11.48     $ 10.97     $ 11.08     $ 9.920     $ 10.14     $ 10.00
 end of period                      0           0            0           0           0                       0           0

 23.Total return B,C                 17.32       (3.76)       10.96       6.65%       16.38       6.21%       10.26       .52%
                                    %           %            %                        %                       %

 24.Net assets, end of              $ 182       $ 111        $ 122       $ 74        $ 45        $ 14        $ 6         $ 3
 period
 (In millions)

 25.Ratio of expenses               .59%        .67%         .68%        .76%        .80%E       .80%E       .80%E       .80%A,
 to                                                                                                                      E
 average net assets

 26.Ratio of net                    6.53%       6.53%        6.85%       7.11%       7.73%       8.26%       8.19%       6.99%
 investment income                                                                                                       A
 to average net assets

 27.Portfolio turnover              182%        143%         70%         119%        128%        122%        67%         0%
 rate


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM DECEMBER 5, 1988 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1988
E EFFECTIVE DECEMBER 5, 1988, THE FUND'S INVESTMENT ADVISOR VOLUNTARILY AGREED TO LIMIT EXPENSES TO .80% OF AVERAGE NET ASSETS.
F EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
HIGH INCOME PORTFOLIO



 28.Selected
 Per-Share Data and
 Ratios

 29.Years
ended          1995        1994        1993C       1992        1991       1990        1989        1988        1987        1986
 December 31

 30.Net asset
value,         $ 10.7      $ 11.9      $ 10.8      $ 9.55      $ 7.07     $ 8.11      $ 9.66      $ 9.68      $ 10.8      $ 10.3
 beginning     50          90          20          0           0          0           0           0           30          10
 of period

 31.Income
from           .856        .770        .728        .790        .890       .858        1.202       1.110       1.155       1.227
 Investment
 Operations
  Net investment
 income

 32. Net
realized       1.224       (.910)      1.332       1.290       1.590      (1.04       (1.55       (.020)      (1.00       .520
 and                                                                       0)          0)                     0)
  unrealized gain
 (loss)

 33. Total
from           2.080       (.140)      2.060       2.080       2.480      (.182)      (.348)      1.090       .155        1.747
 investment
  operations

 34.Less
Distributions   (.780)      (.730)      (.794)      (.810)      --         (.858)      (1.20       (1.110      (1.15       (1.22
  From net                                                                              2)          )           5)          7)
 investment
  income

 35. In excess
of net          --          --          (.036)      --          --         --          --          --          --          --

  investment income

 36. From net   --          (.370)      (.060)      --          --         --          --          --          (.150)      --
 realized gain

 37. Total     (.780)      (1.10       (.890)      (.810)      --         (.858)      (1.20       (1.110      (1.30       (1.22
 distributions             0)                                                         2)          )           5)          7)

 38.Net asset
value,         $ 12.0      $ 10.7      $ 11.9      $ 10.8      $ 9.55     $ 7.07      $ 8.11      $ 9.66      $ 9.68      $ 10.8
 end of period 50          50          90          20          0          0           0           0           0           30

 39.Total
return A,B     20.72       (1.64)      20.40       23.17       35.08      (2.23)      (4.17)      11.64       1.22        17.68
               %           %           %           %           %          %           %           %           %           %

 40.Net assets,
end            $ 1,04      $ 569       $ 464       $ 201       $ 70       $ 30        $ 34        $ 30        $ 19        $ 13
 of period     0
 (In millions)

 41.Ratio of   .71%        .71%        .64%        .67%        .97%       1.00        .93%        .99%        1.02        1.00
 expenses to                           D                                  %D                                  %D          %D
 average net assets

 42.Ratio of
net             9.32        8.75        8.69        10.98       12.94      11.36       12.94       11.41       11.19       11.32
 investment    %           %           %           %           %          %           %           %           %           %
 income to average
 net assets

 43.Portfolio
turnover        132%        122%        155%        160%        154%       156%        124%        139%        189%        78%
 rate


 A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
ASSET MANAGER PORTFOLIO



 44.Selected Per-Share
 Data and Ratios

 45.Years ended                                1995        1994         1993G       1992        1991        1990        1989D
 December 31

 46.Net asset value,                          $ 13.79     $ 15.42      $ 13.32     $ 12.55     $ 10.24     $ 9.97      $ 10.00
 beginning of period

 47.Income from
 Investment Operations

 48. Net investment                           .30         .45          .33         .32         .35         .41         .09
 income

 49. Net realized and                         1.99        (1.33)       2.39        1.09        1.96        .26         (.01)
  unrealized gain (loss)

 50. Total from                               2.29        (.88)        2.72        1.41        2.31        .67         .08
 investment operations

 51.Less Distributions

 52. From net                                 (.29)       (.29)        (.33)       (.31)       --          (.40)       (.09)
 investment income

 53. In excess of net                          --          --           (.04)       --          --          --          --
 investment income

 54. From net realized                         --          (.46)        (.25)       (.33)       --          --          (.02)
 gain

 55. Total distributions                      (.29)       (.75)        (.62)       (.64)       --          (.40)       (.11)

 56.Net asset value, end                     $ 15.79     $ 13.79      $ 15.42     $ 13.32     $ 12.55     $ 10.24     $ 9.97
 of period

 57.Total return B,C                         16.96%      (6.09)%      21.23%      11.71%      22.56%      6.72%       .81%

 58.Net assets, end of                       $ 3,333     $ 3,291      $ 2,423     $ 732       $ 194       $ 36        $ 7
 period
 (In millions)

 59.Ratio of expenses to                      .81%        .81%         .88%        .91%        1.08%       1.54%       4.39%A
 average net assets

 60.Ratio of expenses to                     .79%F       .80%F        .88%        .91%        1.08%       1.25%E      2.50%A,
 average net assets after                                                                                             E
 expense reductions

 61.Ratio of net                              3.54%       4.07%        3.64%       4.89%       5.89%       5.92%       4.77%A
 investment income to
 average net assets

 62.Portfolio turnover rate                    256%        85%          113%        92%         110%        117%        158%A


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM SEPTEMBER 6, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1989
E EFFECTIVE JANUARY 1, 1990, THE FUND'S INVESTMENT ADVISOR VOLUNTARILY AGREED TO LIMIT EXPENSES TO 1.25% OF AVERAGE NET ASSETS. FOR THE PERIOD SEPTEMBER 6, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1989, EXPENSES WERE VOLUNTARILY LIMITED BY THE INVESTMENT ADVISOR TO 2.50% OF AVERAGE NET ASSETS.
F FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
G EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
ASSET MANAGER: GROWTH PORTFOLIO

 63.Selected Per-Share Data and Ratios

 64.Year ended December 31                                    1995D

 65.Net asset value, beginning of period                      $ 10.00

 66.Income from Investment Operations

 67. Net investment income                                     .10

 68. Net realized and unrealized gain (loss)                   2.20

 69. Total from investment operations                          2.30

 70.Less Distributions

 71. From net investment income                                (.11)

 72. From net realized gain                                    (.42)

 73. Total distributions                                       (.53)

 74.Net asset value, end of period                            $ 11.77

 75.Total return A,B                                           23.02%

 76.Net assets, end of period (In millions)                   $ 68

 77.Ratio of expenses to average net assets                    1.00%
                                                              C

 78.Ratio of net investment income to average net assets       1.69%

 79.Portfolio turnover rate                                    343%


 A TOTAL RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THOSE CHARGES WOULD REDUCE THE TOTAL
RETURNS SHOWN.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD SHOWN. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D JANUARY 3,1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995 EQUITY-INCOME PORTFOLIO



 80.Selected Per-Share
 Data and Ratios

 81.Years ended     1995       1994       1993       1992       1991       1990        1989       1988       1987        1986
 December 31                              G                                                                              D

 82.Net asset
value,              $ 15.3     $ 15.4     $ 13.4     $ 11.8     $ 9.51     $ 12.2      $ 11.0     $ 9.42     $ 10.0      $ 10.0
 beginning of period  5        4          0          5                     9           1                     2           0

 83.Income from
 Investment Operations

 84. Net
investment           .41        .41        .37        .40        .50        .58         .60        .53        .45         .06
 income

 85. Net
realized and          4.69       .64        2.06       1.57       2.43       (2.38)      1.29       1.59       (.51)       (.04)
 unrealized
  gain (loss)

 86. Total from       5.10       1.05       2.43       1.97       2.93       (1.80)      1.89       2.12       (.06)       .02
 investment operations

 87.Less Distributions

 88. From net        (.40)      (.37)      (.35)      (.42)      (.59)      (.59)       (.52)      (.53)      (.40)       --
 investment income

 89. In excess of net --         --         (.04)      --         --         --          --         --         --          --
 investment income

 90. From net
realized              (.78)      (.77)      --         --         --         (.39)       (.09)      --         (.14)       --
 gain

 91. Total
distributions         (1.18      (1.14      (.39)      (.42)      (.59)      (.98)       (.61)      (.53)      (.54)       --
                      )          )

 92.Net asset value, $ 19.2     $ 15.3     $ 15.4     $ 13.4     $ 11.8     $ 9.51      $ 12.2     $ 11.0     $ 9.42      $ 10.0
 end of period       7          5          4          0          5                      9          1                      2

 93.Total
return B,C           35.09      7.07       18.29      16.89      31.44      (15.29      17.34      22.71      (1.13)      .20%
                     %          %          %          %          %          )%          %          %          %

 94.Net assets,
end of               $ 4,87     $ 2,28     $ 1,31     $ 593      $ 282      $ 154       $ 143      $ 52       $ 26        $ 4
 period (In millions)9          4          9

 95.Ratio of
expenses             .61%       .60%       .62%       .65%       .74%       .78%        .85%       1.13       1.33        1.50
 to                                                                                                %          %           %A,E
 average net assets

 96.Ratio of
expenses             .61%       .58%       .62%       .65%       .74%       .78%        .85%       1.13       1.33        1.50
 to average net assets          F                                                                 %          %           %A
 after expense
 reductions

 97.Ratio of net      2.56       2.83       2.87       3.52       4.83       6.01%       5.82       5.36       4.78        5.23
 investment income to %          %          %          %          %                      %          %          %           %A
 average net assets

 98.Portfolio
turnover              87%        134%       120%       74%        107%       94%         78%        69%        133%        7%A
 rate


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM OCTOBER 9, 1986 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1986
E EFFECTIVE OCTOBER 9, 1986, FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
G EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
INDEX 500 PORTFOLIO

 99.Selected Per-Share Data and Ratios

 100.Years ended December 31                   1995        1994        1993F       1992D

 101.Net asset value, beginning of period      $ 56.22     $ 55.74     $ 52.60     $ 50.00

 102.Income from Investment Operations

 103. Net investment income                     .85         1.14        1.31        .44

 104. Net realized and unrealized gain          19.72       (.56)       3.80        2.71
 (loss)

 105. Total from investment operations          20.57       .58         5.11        3.15

 106.Less Distributions

 107. From net investment income                (.95)       --          (1.28)      (.47)

 108. From net realized gain                    (.11)       (.10)       (.60)       (.08)

 109. In excess of net realized gain            (.02)       --          (.09)       --

 110. Total distributions                       (1.08)      (.10)       (1.97)      (.55)

 111.Net asset value, end of period            $ 75.71     $ 56.22     $ 55.74     $ 52.60

 112.Total return B,C                           37.19%      1.04%       9.74%       6.31%

 113.Net assets, end of period (In             $ 246       $ 51        $ 25        $ 18
 millions)

 114.Ratio of expenses to average net           .28%        .28%        .28%        .28%A
 assets E

 115.Ratio of net investment income to          2.70%       2.81%       2.65%       2.89%A
 average net assets

 116.Portfolio turnover rate                    16%         2%          9%          0%


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM AUGUST 27, 1992 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1992
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
CONTRAFUND PORTFOLIO

 117.Selected Per-Share Data and Ratios

 118.Year ended December 31                                    1995B

 119.Net asset value, beginning of period                      $ 10.00

 120.Income from Investment Operations

 121. Net investment income                                     .06

 122. Net realized and unrealized gain (loss)                   3.91

 123. Total from investment operations                          3.97

 124.Less Distributions

 125. From net investment income                                (.06)

 126. From net realized gain                                    (.12)

 127. Total distributions                                       (.18)

 128.Net asset value, end of period                            $ 13.79

 129.Total return A                                             39.72
                                                                    %

 130.Net assets, end of period (In millions)                   $ 877

 131.Ratio of expenses to average net assets                    .72
                                                                    %

 132.Ratio of net investment income to average net assets       1.07
                                                                    %

 133.Portfolio turnover rate                                    132
                                                                    %


 A TOTAL RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THOSE CHARGES WOULD REDUCE THE TOTAL RETURN SHOWN.
B JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995 GROWTH PORTFOLIO



 134.Selected
 Per-Share Data and
 Ratios

 135.Years ended     1995       1994       1993       1992       1991       1990         1989       1988       1987       1986D
 December 31                               H

 136.Net asset value,$ 21.6     $ 23.0     $ 19.7     $ 18.5     $ 12.9     $ 15.1       $ 11.7     $ 10.1     $ 10.0     $ 10.0
 beginning of period 9          8          6          1          1          8            2          4          3          0

 137.Income from
 Investment Operations

 140. Net investment  .08        .12        .12        .09        .09F       .24          .24        .19        .10        .04
 income

 141. Net realized
and                   7.55       (.12)      3.64       1.64       5.72       (1.98)       3.41       1.39       .27        (.01)
 unrealized
  gain (loss)

 142. Total from      7.63       --         3.76       1.73       5.81       (1.74)       3.65       1.58       .37        .03
 investment
  operations

 143.Less Distributions

 144. From net       (.12)      (.12)      (.11)      (.05)      (.21)      (.21)        (.19)      --         (.11)      --
 investment income

 145. From net
realized              --         (1.27      (.21)      (.43)      --         (.32)        --         --         (.15)      --
 gain                            )

 146. In excess of
net                   --         --         (.12)      --         --         --           --         --         --         --
 realized gain

 147. Total
distributions       (.12)      (1.39      (.44)      (.48)      (.21)      (.53)        (.19)      --         (.26)      --
                               )

 148.Net asset
value,               $ 29.2     $ 21.6     $ 23.0     $ 19.7     $ 18.5     $ 12.9       $ 15.1     $ 11.7     $ 10.1     $ 10.0
 end of period       0          9          8          6          1          1            8          2          4          3

 149.Total return
B,C                   35.36      (.02)      19.37      9.32       45.51      (11.73)      31.51      15.58      3.66       .30%
                     %          %          %          %          %          %            %          %          %

 150.Net assets, end $ 4,16     $ 2,14     $ 1,38     $ 750      $ 371      $ 135        $ 77       $ 29       $ 19       $ 2
 of period           3          2          4
 (In millions)

 151.Ratio of
expenses          .70%       .70%       .71%       .75%       .84%       .88%         1.02       1.24       1.50       1.50
 to average                                                                           %          %          %E         %A,E
 net assets

 152.Ratio of
expenses          .70%       .69%       .71%       .75%       .84%       .88%         1.02       1.24       1.50       1.50
 to average net assets       G                                                        %          %          %          %A
 after expense
 reductions

 153.Ratio of net    .37%       .69%       .72%       .83%       .56%       2.69%        2.83       1.91       1.78       3.27
 investment income to                                                                    %          %          %          %A
 average net assets

 154.Portfolio
turnover            108%       122%       159%       262%       261%       88%          111%       155%       37%        0%
 rate


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM OCTOBER 9, 1986 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1986
E FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
H EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
OVERSEAS PORTFOLIO



 155.Slected Per-Share
 Data and Ratios

 156.Years ended        1995        1994        1993G       1992        1991        1990        1989        1988        1987D
 December 31

 157.Net asset          $ 15.67     $ 15.48     $ 11.53     $ 13.09     $ 12.42     $ 12.67     $ 10.11     $ 9.35      $ 10.00
 value,
 beginning of
 period

 158.Income from
 Investment
 Operations

 159. Net                .17         .19         .06         .16         .24         .18         .07         .09         .05
 investment income

 160. Net realized       1.34        .08         4.16        (1.54)      .74         (.39)       2.57        .67         (.59)
 and
  unrealized gain
 (loss)

 161. Total from         1.51        .27         4.22        (1.38)      .98         (.21)       2.64        .76         (.54)
 investment
  operations

 162.Less
 Distributions

 163. From net           (.06)       (.08)       (.18)       (.18)       (.17)       (.04)       (.08)       --          (.11)
 investment income

 164. In excess of        --          --          (.04)       --          --          --          --          --          --
 net
  investment
 income

 165. From net           (.02)       --          --          --          (.14)F      --          --          --          --
 realized gain

 166. In excess of       (.04)       --          (.05)       --          --          --          --          --          --
 net
  realized gain

 167. Total              (.12)       (.08)       (.27)       (.18)       (.31)       (.04)       (.08)       --          (.11)
 distributions

 168.Net asset           $ 17.06     $ 15.67     $ 15.48     $ 11.53     $ 13.09     $ 12.42     $ 12.67     $ 10.11     $ 9.35
 value, end of
 period

 169.Total               9.74%       1.72%       37.35       (10.72      8.00%       (1.67)      26.28       8.13%       (5.38)
 return B,C                                      %           )%                      %           %                       %

 170.Net assets,         $ 1,343     $ 1,298     $ 778       $ 181       $ 126       $ 81        $ 26        $ 9         $ 7
 end of period
 (In millions)

 171.Ratio of            .91%        .92%        1.03%       1.14%       1.26%       1.41%       1.50%       1.50%       1.50%
 expenses to                                                                                     E           E           A,E
 average net
 assets

 172.Ratio of net        1.88%       1.28%       1.21%       1.86%       2.33%       1.89%       .66%        .84%        .78%A
 investment income
 to average net
 assets

 173.Portfolio           50%         42%         42%         61%         168%        100%        78%         95%         181%A
 turnover rate

   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM JANUARY 28, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1987
E FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
G EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio
are diversified funds of Variable Insurance Products Fund (VIP)   ,     and
Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio and Contrafund Portfolio are diversified funds of Variable Insurance Products Fund II (VIPII). VIP and VIPII are open-end management investment companies organized as Massachusetts business trusts on November 13, 1981, and March 21, 1988, respectively. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the funds will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. Your insurance company is entitled to one vote for each share it owns. For a further discussion, please refer to your insurance company's separate account prospectus.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles each fund's business affairs and, with the assistance of affiliates for certain funds, chooses the fund's investments.
(small solid bullet) FMR Texas Inc. (FMR Texas), in Irving, Texas, serves as a sub-adviser for Money Market Portfolio.
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Contrafund and Overseas Portfolios.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Contrafund and Overseas Portfolios.
(small solid bullet) Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Overseas Portfolio.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in Kent, England, serves as a sub-adviser for Overseas Portfolio.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    210
(solid bullet) Assets in Fidelity mutual
funds: over $   354     billion
(solid bullet) Number of shareholder
accounts: over    23     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    200

(checkmark)
Barry Jay Coffman is manager and vice president of    VIP:     High Income
Portfolio, which he has managed since August 1990. Mr. Coffman also assists on Fidelity Puritan Fund. Previously, he served as an assistant manager and analyst for the high yield bond group. Before joining Fidelity in 1986, Mr. Coffman was an analyst for Equitable Capital Management and was a senior auditor at Arthur Anderson & Company.
William Danoff is manager and vice    president of VIPII: Contrafund
Portfolio,     which he has managed since January 1995. Mr. Danoff also
manages Fidelity Contrafund, which he has managed since October 1990. Previously, he managed Select Retailing Portfolio and assisted on Magellan. Mr. Danoff joined Fidelity in 1986 as an equity analyst.
   Michael Gray is manager and vice president of VIPII: Investment Grade Bond Portfolio, which he has managed since August 1995. Mr. Gray also manages Fidelity Investment Grade Bond Fund and Spartan Investment Grade Bond Fund. In addition, he manages the fixed income investments of Fidelity Balanced Fund, Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, VIPII: Asset Manager and VIPII: Asset
Manager: Growth. Mr. Gray joined Fidelity in 1982.
Andrew Offit is manager and vice president of VIP: Equity-Income Portfolio which he has managed since March 1996. He managed Fidelity Convertible Securities Fund from 1992 to February 1995. Mr. Offit joined Fidelity in 1987 as a research analyst for the hospital supply, medical, technology, drug distribution and retail drug sectors. He subsequently managed the Select Biotechnology and Select Health Care Portfolios. He was also an assistant for Fidelity Growth & Income Fund and Fidelity Magellan Fund.
Lawrence Greenberg is manager and vice president of    VIP:     Growth
Portfolio, which he has managed since April 1991. He also manages Emerging Growth. Previously, Mr. Greenberg managed Select Environmental Services and
Select Medical Delivery    Portolios    . He also assisted on Fidelity
Magellan Fund. Mr. Greenberg joined Fidelity in 1986.
   Richard R. Mace, Jr. is manager and vice president of VIP: Overseas Portfolio which he has managed since March 1996. He is also manager of Fidelity Overseas Fund, Fidelity Advisor Overseas Fund, Fidelity Advisor Annuity Overseas Fund, Fidelity Global Balanced Fund, and Fidelity International Value Fund. Previously, he managed Fidelity International Growth & Income Fund, Select Transportation, Select Industrial Materials and Select Chemical Portfolios. Mr. Mace joined Fidelity in August 1987. Michael S. Gray, Richard C. Habermann and George Vanderheiden are managers and vice presidents of VIPII: Asset Manager Portfolio and Asset Manager:
Growth Portfolio. They have managed the funds since March 1996.
Dick Habermann is lead manager of VIPII: Asset Manager Portfolio and Asset
Manager: Growth Portfolio. He also manages Fidelity Asset Manager, Fidelity Asset Manager: Growth and Fidelity Asset Manager: Income. Mr. Habermann is a managing director of Fidelity and senior vice president of FMR. Previously, he was director of research and chief investment officer of Fidelity International, Limited. Mr. Habermann joined Fidelity in 1968. Michael Gray also manages VIPII: Investment Grade Bond Portfolio, Fidelity Investment Grade Bond Fund, Fidelity Intermediate Bond Fund and Spartan Investment Grade Bond Fund. In addition he manages the fixed income investments of Fidelity Balanced Fund, Fidelity Asset Manager, Fidelity Asset Manager: Growth and Fidelity Asset Manager: Income. Mr. Gray joined Fidelity in 1982.
George Vanderheiden also manages Fidelity Asset Manager, Fidelity Asset
Manager: Growth, Fidelity Asset Manager: Income Fund, Fidelity Destiny I and II and Fidelity Advisor Growth Opportunities Fund. He also serves as leader of the growth funds group. Mr. Vanderheiden joined Fidelity in
1971.
Each fund has an investment objective similar to that of an existing Fidelity fund. Money Market Portfolio is most similar to Fidelity Cash Reserves, High Income Portfolio is most similar to Spartan High Income Fund, Equity-Income Portfolio is most similar to Fidelity Equity-Income Fund, Growth Portfolio is most similar to Fidelity Growth Company Fund, Overseas Portfolio is most similar to Fidelity Overseas Fund, Investment
Grade Bond Portfolio is most similar to Fidelity    Investment Grade
Bond Fund, Asset Manager Portfolio is most similar to Fidelity Asset Manager, Index 500 Portfolio is most similar to Fidelity Market Index Fund, Contrafund Portfolio is most similar to Fidelity Contrafund and Asset
Manager: Growth Portfolio is most similar to Fidelity Asset Manager:
Growth.    The p    erformance of a separate account investing in these
funds is not expected to be the same as the performance of the corresponding fund due in part to dissimilarities in their investments.
Various insurance   -    related costs at the insurance company's separate
account will also affect performance.
Each fund sells its shares to separate accounts of insurance companies which are both affiliated and unaffiliated with FMR. Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC), 82 Devonshire Street, Boston, Massachusetts, performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR, FMR Texas, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL)        is the parent company of FIIA
and FIIAL U.K. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
A broker-dealer may use a portion of the commissions paid by    High Income
and Asset Manager, respectively,     to reduce    expenses     for those
    funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The value of    the     fund   s'     domestic and foreign investments
varies in response to many factors. Stock values fluctuate in response to
the activities of individual companies   ,     and general market and
economic conditions.
The value of bonds fluctuates based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, a fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for a fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for a fund.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's investment exposure to any currency. FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR
intends. As mutual funds, the fund   s     seek to spread investment risk
by diversifying their holdings among many companies and industries.
FMR normally invests each fund's assets according to its investment strategy. High Income, Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth, Index 500 and Contrafund Portfolios also reserve the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes. Investment Grade Bond Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
MONEY MARKET PORTFOLIO
The fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The fund seeks to obtain its objective by investing in high-quality, short-term money market securities while seeking to maintain a stable $1.00 share price.
The fund will invest only in U.S. dollar-denominated securities of domestic and foreign issuers, including banks and other financial institutions, governments and their agencies or instrumentalities, and corporations.
When fund shares are redeemed, they should be worth the same amount as when they were purchased. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
The fund earns income at current money market rates. It stresses preservation of capital, liquidity, and income and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. The fund
will    invest     only in instruments that are consistent with its
objective.
INVESTMENT GRADE BOND PORTFOLIO
The fund seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in a broad range of fixed-income securities. FMR normally invests at least 65% of the fund's total assets in investment-grade, fixed-income securities such as bonds, notes and debentures. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to bonds with maturities between five and ten years. As of December 31, 1995, the fund's dollar-weighted average
maturity was approximately    7.5     years.
The fund's yield and share price change daily based on changes in interest rates, market conditions, and other political and economic news, and on the quality and maturity of its investments.
HIGH INCOME PORTFOLIO
The fund seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities. FMR normally invests at least 65% of the fund's total assets in these securities. In choosing investments, the fund also considers growth of capital.
Although the fund has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default. If consistent with its investment objective, however, the fund can also invest in common stocks, other equity securities, and debt securities not currently paying interest but which are expected to do so in the future. Performance is also affected by individual company news. The success of the fund's investment strategy depends on FMR's analysis of a company's relative values and its potential for success in light of its current financial situation, its industry position, economic conditions, and interest rate trends.
INTEREST RATE
RISK
In general, bond prices rise
when interest rates fall, and
vice versa. Funds that hold
short-term bonds are usually
less affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term
bond funds.

(checkmark)
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
Each fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, short-term and other instruments of U.S. and
foreign issuers. Each fund   ,     however, has a different objective and
pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER seeks high total return with reduced risk over the
long   -    term.
ASSET MANAGER: GROWTH seeks to maximize total return over the
long   -    term.
Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income instruments with maturities of more than three years (including adjustable-rate preferred stocks). The SHORT-TERM CLASS includes all types of short-term instruments with remaining maturities of three years or less. Some types of investments, such as indexed securities, can fall into more than one asset class. The funds may also make other investments that do not fall within these classes.
FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX indicates the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix
from time to time. The        range and approximate neutral mix for each
asset class    are shown below    .
ASSET MANAGER
 Range Neutral mix
STOCK CLASS 10-60% 40%
BOND CLASS 20-60% 40%
SHORT-TERM CLASS 0-70% 20%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH
 Range Neutral mix
STOCK CLASS 0-100% 65%
BOND CLASS 0-100% 30%
SHORT-TERM CLASS 0-100% 5%
Asset Manager: Growth's more aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term instruments, its return may not be as high as a fund that invests only in stocks.
Although the funds seek to reduce their overall risk by diversifying among different types of investments, the funds aggressively invest in a wide variety of security types, including stocks and bonds issued in developed
and developing countries and derivative transactions.    Because the funds
are subject     to the risks of each investment type, the funds and their
performance are affected by many factors.
In pursuit of each fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews each fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving each fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of Asset Manager's total assets, or 20% of Asset Manager: Growth's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to a fund.
Each fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
EQUITY-INCOME PORTFOLIO
The fund seeks reasonable income by investing primarily in income-producing equity securities. When choosing the fund's investments, FMR also considers the potential for capital appreciation. The fund seeks to achieve a yield that beats that of the S&P 500. FMR normally invests at least 65% of the fund's total assets in income-producing common or preferred stock. The remainder of the fund's assets will tend to be invested in debt obligations, many of which are expected to be convertible into common stock (if convertible securities present favorable investment opportunities). The fund has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds of varying quality. The fund does not expect to invest in debt securities of companies that do not have proven earnings or credit.
INDEX 500 PORTFOLIO
The fund seeks to match the total return of the S&P 500 while keeping expenses low. FMR normally invests at least 80% (65% if fund assets are below $20 million) of the fund's assets in equity securities of companies that compose the S&P 500.
The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the U.S.
In seeking a 98% or better long-term correlation of the fund's total return to that of the S&P 500, the fund utilizes a "passive" or "indexing" approach and tries to allocate its assets similarly to those of the index. The fund's composition may not always be identical to that of the S&P 500. FMR may choose, if extraordinary circumstances warrant, to exclude a stock held in the S&P 500 and include a similar stock in its place if doing so will help the fund achieve its objective. FMR monitors the correlation between the performance of the fund and the S&P 500 on a regular basis. In the unlikely event that the fund cannot achieve a long-term correlation of 98% or better, the trustees will consider alternative arrangements. Although the fund focuses on common stocks, it may also invest in other equity securities and in other types of instruments. The fund purchases short-term debt securities for cash management purposes and uses various investment techniques, such as futures contracts, to adjust its exposure to the S&P 500.
Standard & Poor's Corporation is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good investment. Please refer to the Appendix for more information on the S&P 500.
CONTRAFUND PORTFOLIO
The fund seeks capital appreciation by investing mainly in equity securities of companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. The fund usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.
The fund's strategy can lead to investments in small and medium-sized companies, which carry more risk than larger ones. Generally, these companies, especially small sized ones, rely on limited product lines and markets, financial resources, or other factors. This may make them more susceptible to setbacks or downturns.
In pursuit of the fund's goal, FMR looks for companies with the following characteristics:
(small solid bullet) unpopular, but improvements seem possible due to developments such as a change in management, a new product line, or an improved balance sheet,
(small solid bullet) recently popular, but temporarily out of favor due to short-term or one-time factors, or
(small solid bullet) undervalued compared to other companies in the same industry.
GROWTH PORTFOLIO
The fund seeks capital appreciation by investing primarily in common stocks. The fund however, is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The fund does not place any emphasis on dividend income from its
investments   ,     except when FMR believes this income will have a
favorable influence on the market value of the security.
Growth may be measured by factors such as earnings or gross sales.    In
selecting investments for the fund,     FMR    will     tend to focus on
smaller, lesser known companies in new and emerging areas of the economy. However, FMR may also pursue growth in larger or revitalized companies that hold a strong position in the market. These may be found in mature or declining industries.
Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. As a general rule, these domestic and foreign companies tend to be small and mid-sized companies that have higher than average price/earnings (P/E) ratios. A high P/E ratio means that the stock is more expensive than average relative to the company's earnings. The market prices of these stocks may be particularly sensitive to economic, market, or company news.
OVERSEAS PORTFOLIO
The fund seeks long-term growth of capital by investing primarily in securities of issuers whose principal activities are outside of the U.S. FMR normally invests at least 65% of the fund's total assets in securities of issuers from at least three different countries outside of North America (the U.S., Canada, Mexico, and Central America). The fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality. The fund invests in securities of both developed and emerging markets.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, will tend to focus on the equity securities of both large and small companies. The fund may invest in short-term debt securities and money market instruments for cash management purposes.
FMR may also use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends.
The fund's focus on international investing involves increased or additional risks compared to funds which invest primarily in domestic equity securities. International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for emerging markets. Also, because many of the fund's investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect the fund's share price. FMR may use a variety of techniques to either increase or decrease the fund's exposure to any currency.
FMR determines where an issuer or its principal business is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. When allocating the fund's investments among countries and regions, FMR considers such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. For Asset Manager and Asset Manager: Growth, some preferred stocks and convertible securities may be included in the bond class. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of    its     total assets, each fund
(excluding Money Market) may not purchase more than 10% of the outstanding voting securities of any issuer.
High Income may invest up to 20% of its total assets in common stocks and
other equity securities   .
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in interest rates, economic conditions, and the issuer's creditworthiness, or they may already be in
default.    The     market price   s of these securities may     fluctuate
more than higher-quality securities    and may decline significantly in
periods of general economic difficulty.
The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, a fund may try to protect the interests of security holders if it determines such action to be in the interest of its shareholders.
Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. If market quotations are unavailable, lower-quality securities are valued under guidelines established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities, and the fund's ability to dispose of these securities.
RESTRICTIONS:    The fund normally invests in investment-grade securities,
but reserves the right to invest up to 5% of its assets in below investment grade securities. A security is considered to be investment grade if it is rated investment grade by Moody's Investors Service, Inc. Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P.
or is unrated but judged to be of equivalent quality by FMR.     Investment
Grade Bond    Portfolio    , Growth    Portfolio     and Contrafund
Portfolio each currently limit   s     investment in lower than Baa-quality
debt securities to 5% of its assets; Equity-Income, Asset Manager:
Growth,    Portfolio     and Overseas Portfolios    each     currently
limit   s its     investment in lower than Baa-quality debt securities to
less than 35% of    its     assets; and Asset Manager    Portfolio
currently intends to limit its investment in lower than Baa-quality debt securities to less than 35% of its assets and currently intends to limit
its investment in lower than Baa-quality debt securities   ,     as
determined by FMR, to 20% of its total assets.
The        table    on page      provides a summary of ratings assigned to
debt holdings (not including money market instruments) in certain of the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
       FISCAL 1995 DEBT HOLDINGS, BY RATING
 MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.  CORPORATION
 Rating  Average [A] Rating  Average[A]
  High Equity   -     Asset    Asset Mgr:       High Equity   -     Asset
Asset Mgr:
INVESTMENT GRADE Income Income Manager Gr   owth Overseas      Income
Income Manager    Growth Ove
rseas
Highest quality Aaa    0.25    %    4.42    %    16.27    %    8.49    %
0.16%     AAA    0.25    %    4.42    %    16.61    %    8.7
2    %    0.16%
High quality Aa    0.00    % 0.00%    1.04    %    1.13    %    0.19%
AA    0.00    %    0.00    %    0.85    %    0.90    %    0
 .19%
Upper-medium grade A    0.00    %    0.08    %    0.34    %    0.00    %
0.00%     A    0.00    %    0.07    %    0.36    %    0.
23    %    0.00%
Medium grade Baa    0.03    %    0.12    %    0.58    %    0.00    %
0.00%     BBB    0.09    %    0.06    %    1.00    %    0.00    %
0.00%
LOWER QUALITY
Moderately speculative Ba    6.11    %    0.08    %    1.34    %
   0.00    %    0.00%     BB    13.79    %    0.54    %    1.99    %
   0.00    %    0.13%
Speculative B    44.80    %    1.32    %    4.62    %    0.00    %
0.49%     B    42.81    %    0.87    %    2.53    %    0.00    %    0.
00%
Highly speculative Caa    11.47    %    0.00    %    0.22    %
   0.00    %    0.00%     CCC    4.72    %    0.00    %    0.23
    %    0.00    %    0.00%
Poor quality Ca    0.38    %    0.00    %    0.01    %    0.00    %
0.00%     CC    0.00    %    0.00    %    0.00    %    0.00    %    0
 .00%
Lowest quality, no interest C             C
In default, in arrears --             D    0.34    %    0.00    %
   0.01    %    0.
00    %    0.00%
  63.04    %    6.02    %    24.42    %    9.62    %    0.84%
   62.00    %    5.96    %    23.58    %    9.85    %
0.48%
[A] FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT. THE DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED DIRECTLY OR INDIRECTLY BY MOODY'S OR S&P AMOUNTED
TO    9.01%  FOR HIGH INCOME, 0.35    % FOR EQUITY-INCOME,    1.75    % FOR
ASSET
MANAGER,    1.85    % FOR ASSET MANAGER: GROWTH, AND    0.00    % FOR
   OVERSEAS    . THIS
MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING
SERVICES,
AS WELL AS UNRATED SECURITIES. FMR HAS DETERMINED THAT UNRATED SECURITIES
THAT ARE LOWER QUALITY ACCOUNT FOR    9.01    % OF HIGH INCOME'S    TOTAL
SECURITY
INVESTMENTS, 0.35% OF EQUITY-INCOME'S     TOTAL SECURITY INVESTMENTS   ,
1.75% OF
ASSET MANAGER'S TOTAL SECURITY INVESTMENTS, 1.85% OF ASSET MANAGER:
GROWTH'S TOTAL SECURITY INVESTMENTS, AND 0.00% OF OVERSEAS' TOTAL SECURITY
INVESTMENTS    . REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF
THESE
RATINGS.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. government, corporations, financial institutions, and other entities. These obligations may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally,
governmental issuers of foreign    debt     securities may be unwilling to
repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile
than U.S. investments    .
RESTRICTIONS: FMR limits the amount of    each of     High Income,
Equity-Income, Growth, Investment Grade Bond, Asset Manager and Index 500 Portfolios' assets that may be invested in foreign securities to 50%. However, pursuant to certain state insurance regulations, each fund, including Money Market, Overseas, Asset Manager: Growth and Contrafund Portfolios, may not invest more than 20% of its assets in any one foreign country. Each fund may have an additional 15% invested in securities of issuers located in any one (but only one) of the following countries:
Australia, Canada, France, Japan, the United Kingdom or Germany.
EXPOSURE TO EMERGING MARKETS. Invest   ing     in emerging market   s
involves     risks    in addition     to those generally associated with
foreign investing. The extent of economic development, political    in
    stability, and market depth varies widely in comparison to more
developed    markets    .    Emerging market     economies        may be
subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging
market securities more volatil   e and politically less liquid than
domestic securities    .
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND
EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
ASSET-BACKED SECURITIES include interests in pools of lower-rated debt securities, or consumer loans. The value of these securities may be significantly affected by changes in the market's perception of the issuers and the creditworthiness of the parties involved.
MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by the U.S. Government or by private entities. For example, Ginnie Maes are interests in pools of mortgage loans insured or guaranteed by a U.S. Government agency. Because mortgage securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments and for Index 500, in its effort to achieve the fund's objective of tracking the S&P 500. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS. Money Market, Equity-Income, Growth, Investment Grade Bond, Index 500, Contrafund, Asset Manager and Asset Manager: Growth Portfolios each may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. High Income and Overseas Portfolios each may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
   WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the market value of a fund's assets.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS. Money Market will invest more than 25% of its total assets in the financial services industry.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: Money Market may not invest more than 5% of its total assets in any one issuer, except that the fund may invest up to 10% of its total assets in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. government securities.
With respect to 75% of    its     total assets, each of High Income,
Equity-Income, Growth, Overseas, Investment Grade Bond, Index 500, Asset Manager, Asset Manager: Growth and Contrafund Portfolios may not purchase a security if, as a result, more than 5% would be invested in the securities
of any one issuer. Each fund    (except Money Market)     also may not
invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund, other than Money Market, may borrow only for
temporary or emergency purposes   ,     but not in an amount exceeding 25%
of its assets. Money Market may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount
exceeding 25% of its assets    for temporary or emergency purposes and 10%
of its assets for general purposes (reverse repurchase agreements).
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
OTHER INSTRUMENTS may include depositary receipts, rights, and securities of closed-end investment companies.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, each fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.
INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital.
HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.
ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.
INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.
CONTRAFUND PORTFOLIO seeks long-term capital appreciation.
GROWTH PORTFOLIO seeks to achieve capital appreciation.
OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.
EACH FUND (excluding Money Market), with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. Each fund may not invest more than 25% of its total assets in any one industry, except Money Market will invest more than 25% of its total assets in the financial services industry.
Loans, in the aggregate, may not exceed 33% of    a     fund's total
assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn, on behalf of Money Market, High Income, Asset Manager, Asset Manager: Growth, Contrafund and Overseas Portfolios, pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
EACH FUND'S MANAGEMENT FEE is calculated and paid to FMR every month. The fee for each fund (excluding Money Market and Index 500 Portfolios) is calculated by adding a GROUP FEE rate to an INDIVIDUAL FUND FEE rate, and multiplying the result by the fund's average net assets.
INDEX 500   'S     management fee is calculated and paid to FMR every
month. The fund pays the fee at the annual rate of 0.28% of its average net assets.
MONEY MARKET'S management fee is calculated by multiplying the sum of two components by the fund's average net assets and adding an income-based fee. One component, the group fee rate, is discussed below. The other component, the individual fund fee rate, is 0.03%. The income-based fee is 6% of the fund's gross income in excess of a 5% yield and cannot rise above 0.24% of the fund's average net assets.
THE GROUP FEE RATE is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth and Contrafund
Portfolios and 0.37% for Money Market, High Income   ,     and Investment
Grade Bond Portfolios, and it drops as total assets under management increase.
For December 31, 1995, the group fee rate was 0.   3097    % for
Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth and
Contrafund Portfolios   ,     and 0.   1482    % for Money Market, High
Income and Investment Grade Bond Portfolios.
   The     funds   '     individual fund fee rate   s     and total
management fee   s     for fiscal year 1995    are     outlined in the
chart below.
Fund                              Individual    Managem
                                  fund          ent
                                  fee rate      fee

Money Market Portfolio               0    .03      0.24
                                  %                    %

Equity-Income Portfolio              0    .20      0    .   51
                                  %                    %

Growth Portfolio                     0    .30      0    .   61
                                  %                    %

Contrafund Portfolio                 0    .30      0    .   61
                                  %                    %

Investment Grade Bond Portfolio      0    .30      0    .   45
                                  %                    %

Asset Manager Portfolio              0    .40      0    .   71
                                  %                    %

Asset Manager: Growth Portfolio      0    .40      0    .   71
                                  %                    %

High Income Portfolio                0    .45      0    .   60
                                  %                    %

Overseas Portfolio                   0    .45      0    .   76
                                  %                    %

For Overseas, this rate was higher than th   ose     of most other mutual
funds, but not necessarily higher than those of a typical international fund, due to the greater complexity, expense and commitment of resources involved in international investing.
SUB-ADVISORY AGREEMENTS. On behalf of High Income, Asset Manager, Asset
Manager: Growth   ,     and Contrafund Portfolios, FMR has sub-advisory
agreements with two affiliates, FMR U.K. and FMR Far East. On behalf of Overseas Portfolio, FMR has sub-advisory agreements with three affiliates:
FMR U.K., FMR Far East, and FIIA. FIIA in turn has a sub-advisory agreement with FIIAL U.K. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses on issuers based in the United Kingdom and Europe.
These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
On behalf of High Income, Asset Manager: Growth, Contrafund and Overseas Portfolios, the sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
The following chart details the fees paid by FMR to FMR U.K. and FMR Far
East, on behalf of the funds (as a percentage of    a     fund's average
net assets) for fiscal 1995:
   Fund                                     Fee to
           Fee to
                                            FMR U.K.          FMR Far
                                                              East

   Asset Manager
                          .013%             .015%
   Portfolio

   Asset Manager: Growth Portfolio          .012%             .014%

   Contrafund Portfolio                     .004%             .004%

On behalf of Money Market Portfolio, FMR has a sub-advisory agreement with FMR Texas, which has primary responsibility for providing investment management for the fund, while FMR retains responsibility for providing the fund with other management services. FMR pays FMR Texas 50% of its management fee (before any expense reimbursement) for these services. FMR
paid FMR Texas 0.   12    % of Money Market's average net assets for fiscal
1995.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC, 82 Devonshire Street, Boston, Massachusetts, performs transfer agency, dividend disbursing and shareholder servicing functions for each fund. Fidelity Service Co. (FSC), 82 Devonshire Street, Boston,
Massachusetts, calculates the net asset value (NAV) and dividends,    and
    maintains the general accounting records    for each fund's     and
administers the securities lending program for each fund    (except for
Money Market)    .
The following chart details the fees paid to FIIOC and FSC and each fund's
total expenses (as a percentage of    the     fund's average net assets)
for fiscal 1995:

Fund                                     Fee           Fee           Total
                                         to            to            Expen
                                         FIIO          FSC           ses
                                         C

   Money Market                            0.05          0.01          0.33
   Portfolio                                %             %             %

   Index 500 Portfolio                      0.05          0.06          0.28
                                            %             %             %

   Equity-Income Portfolio                  0.05          0.02          0.61
                                            %             %             %

   Growth Portfolio                         0.05          0.02          0.70
                                            %             %             %

   Contrafund Portfolio                     0.05          0.06          0.72
                                            %             %             %

   Investment Grade Bond Portfolio          0.05          0.04          0.59
                                            %             %             %

   Asset Manager                           0.05          0.02          0.81
   Portfolio                                %             %             %

   Asset Manager:                          0.05          0.12          1.00
   Growth Portfolio                         %             %             %

   High Income Portfolio                    0.05          0.03          0.71
                                            %             %             %

   Overseas Portfolio                       0.05          0.04          0.91
                                            %             %             %


   FMR has voluntarily agreed to temporarily limit the fund's operating expenses (as a percentage of each fund's average net assets) to 0.28% for Index 500, 0.80% for Investment Grade Bond, 1.00% for Asset Manager:
Growth, High Income and Contrafund, 1.25% for Asset Manager, and 1.50% for Equity-Income, Growth and Overseas, respectively. If these agreements were not in effect, total operating expenses would be .47% and 1.13% for Index
500 and Asset Manager: Growth, respectively.     Expense   s     eligible
for reimbursement do    not include interest, taxes, brokerage commissions
or extraordinary expenses. A portion of the brokerage commissions
that        certain of the funds pay is used to reduce    these
fund   s     expenses. Including this reduction, the total operating
expenses would have been        0.   79    % for Asset Manager.
Each fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   E    ach fund's    (except Money Market's)     portfolio turnover
rate    for fiscal 1995     is outlined in the table below. These rates
vary from year to year. High turnover rates increase transaction costs. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
Fund                                     Portfolio
                                         Turnover
                                         Rate

Index 500 Portfolio                         16    %

Equity-Income Portfolio                     87    %

Growth Portfolio                            108    %

   Contrafund Portfolio                     132%

Investment Grade Bond Portfolio             182    %

Asset Manager Portfolio                     256    %

   Asset Manager: Growth Portfolio          343%

High Income Portfolio                       132    %

Overseas Portfolio                          50    %

Each fund has adopted a Distribution and Service Plan. Each plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support
services or engage in the sale of    a     fund   '    s        shares. The
Board of Trustees has not authorized such payments.
PERFORMANCE
Each fund's total return and yield may be quoted in advertising in accordance with current law and interpretations thereof. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
A fund may quote its adjusted    NAV    , including all distributions paid.
This value may be averaged over specified periods and may be used to calculate a fund's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
TOTAL RETURNS AND YIELDS QUOTED FOR A FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUNDS MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a fund's performance to that of other mutual funds.
   ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the funds will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gain distributions from any fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contracts may be subject to ordinary income tax and, in addition to a 10% penalty tax on withdrawals before age 59.
Each fund is treated as a separate entity for federal income tax purposes. Each fund intends to pay out all of its net investment income and net
realized capital gains   , if any,     for each year. Dividends from Money
Market Portfolio are declared daily and paid monthly. High Income, Equity-Income, Investment Grade Bond, Growth, Overseas, Asset Manager, Asset Manager: Growth, Index 500, and Contrafund Portfolios will distribute
any dividends at least annually.    Normally, net realized capital gains,
if any, are distributed each year for a fund. Such income and capital gain distributions from a fund are automatically reinvested in additional shares
of the fund.     Each fund (except Money Market) makes dividend and capital gain distributions on a per-share basis. After each distribution from a fund, the fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Each fund's NAV is calculated as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Money Market   's portfolio securities and each of the other     fund's
investments with remaining maturities of 60 days or less    are valued
on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps Money Market Portfolio maintain a stable $1.00 share price.
Other than Money Market, each of the fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose
of funding variable    annuity and variable life     insurance contracts.
Please refer to the prospectus of your insurance company's separate account
for information on how to invest in and redeem from    a     fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more funds the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to a fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a
fund   ,     but in no event later than 7 days following receipt of
instructions. Each fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX


DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. (INDEX 500 PORTFOLIO) S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to participants of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the fund. S&P has no obligation to take the needs of the Licensee or the participants of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.
"Standard & Poor's(registered trademark)," "S&P(registered trademark)," "S&P 500(registered trademark)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Fidelity Distributors Corporation.




This prospectus is printed on recycled paper using soy-based inks.